AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
POLARIS LIFE AND
POLARIS SURVIVORSHIP LIFESM
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
SUPPLEMENT DATED SEPTEMBER 18, 2009
TO
POLICY PROSPECTUSES
DATED MAY 1, 2001
AS SUPPLEMENTED

          Effective September 18, 2009, AIG Life Insurance Company is amending its Policy prospectuses for the sole purpose of describing a change in the availability of the SunAmerica Series Trust Equity Income Portfolio ("Equity Income Portfolio") as an investment option under the Policies.

          Beginning September 18, 2009, the Equity Income Portfolio will no longer be offered as an investment option under the Policies.

          If you have any questions, please contact our Administrative Center at 1-800-340-2765.